EXHIBIT 10.1

CardioGenics Holdings Inc.
6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1W8
T: 905.673.8501 • F: 905.673.9865

March 19, 2009

YA Global Master SPV Ltd.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302

Attention: Mark Angelo, Portfolio Manager

Re:
Standby Equity Distribution Agreement dated March 12, 2009 between CardioGenics Holdings Inc. (formerly JAG Media Holdings, Inc.) and YA Global Master SPV Ltd. (the “SEDA”) and Registration Rights Agreement dated March 12, 2009 between CardioGenics Holdings Inc. (formerly JAG Media Holdings, Inc.) and YA Global Master SPV Ltd.(the “Registration Rights Agreement”)

Gentlemen:

This will confirm our understanding that the SEDA (which has not yet become effective) and the Registration Rights Agreement are hereby terminated effective as of the date of this letter agreement.

Please indicate your agreement with the foregoing by signing in the place indicated below and returning to us a fully executed copy of this letter.

Very truly yours,

CARDIOGENICS HOLDINGS INC.

BY:  /s/ Yahia Gawad

Yahia Gawad, CEO

AGREED AND ACCEPTED:
YA GLOBAL MASTER SPV LTD.

By: Yorkville Advisors, LLC
Its: Investment Manager

By:  /s/ Mark Angelo

Mark Angelo, Portfolio Manager